                                                                      EXHIBIT 23

                        CONSENT OF INDEPENDENT AUDITORS

     We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (No. 333-98239) and Form S-8 (File Nos. 033-47073, 033-60056, 333-06061, 333-27561, 333-72715, 333-76697 and 333-104490) of The
Scotts Company of our reports dated December 5, 2003, relating to the financial statements and financial statement schedule, which appear in this Form 10-K.

/s/ PRICEWATERHOUSECOOPERS LLP

Columbus, Ohio
December 10, 2003